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                           SMITH BARNEY INCOME FUNDS
                               on behalf of the
               SMITH BARNEY TOTAL RETURN BOND FUND (the "Fund")

                        Supplement dated March 15, 2004
             to Prospectus and Statement of Additional Information
                            dated November 28, 2003

   On March 10, 2004, the Board of Trustees of the Fund approved the appointment of David Fare as a co-portfolio manager of the Fund. Mr. Fare is a Director of Citigroup Global Markets Inc. and an investment officer of the manager, Smith Barney Fund Management LLC. He has 15 years of investment management experience with the manager.



FD 02937